SCHEDULE 14C

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

☐	Preliminary Information Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5 (d)(2))
☒	Definitive Information Statement

IWT TESORO CORPORATION
(Name of Registrant as Specified in its Charter)

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IWT TESORO CORPORATION

191 POST ROAD WEST, SUITE 10

WESTPORT, CT 06880

Dear Stockholder:

You are cordially invited to attend the 2005 Annual Meeting of IWT Tesoro Corporation to be held on Saturday, May 7, 2005 at 10:00 a.m. (local time) at The Hyatt Grand Cypress Resort, One N. Jacaranda, Orlando, Florida.  Accompanying this Information Statement is Tesoro’s Annual Report on Form 10-K for the year ended December 31, 2004.

This Information Statement is being delivered in connection with:

•                  Electing nine Directors to serve until our next annual Stockholders’ meeting,;

•                  Ratifying the appointment of McGladrey & Pullen LLP as Tesoro’s Independent Registered Public Accounting firm; and

•                  Any other matters that may properly come before the Annual Stockholder meeting or any postponement or its adjournment.

Tesoro’s Board of Directors and Stockholders holding approximately 84.8% of our outstanding Common Stock as of March 21, 2005, carefully considered electing the proposed slate of Directors and ratifying the independent public accountants, determined that each proposal is in the best interests of Tesoro and its Stockholders and have consented to each proposal.  As such, the proposals will be effective immediately following the Annual Meeting.

By Order of the Board of Directors

/s/ HENRY J. BOUCHER, JR.

HENRY J. BOUCHER, JR.
President

Westport, Connecticut

April 15, 2005

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

IWT TESORO CORPORATION

191 POST ROAD WEST, SUITE 10

WESTPORT, CT 06880

April 15, 2005

INFORMATION STATEMENT FOR THE 2005 ANNUAL MEETING

OF STOCKHOLDERS TO BE HELD ON MAY 7, 2005

This Information Statement is being furnished to the Stockholders of IWT Tesoro Corporation, a Nevada corporation, to inform them of our Annual Meeting of Stockholders.  The Meeting will be held on May 7, 2005 at 10:00 a.m., local time at The Hyatt Grand Cypress Resort, One N. Jacaranda, Orlando, Florida.  Each person who is Tesoro Stockholder as of March 21, 2005 (Record Date), is receiving this Information Statement, along with a copy of our Annual Report on Form 10-K for the year ended December 31, 2004.  While we have authorized Common Stock and Preferred Stock, our Common Stock is currently our only outstanding class.

Our Board of Directors has approved and recommended including the following Proposals:

•                  To elect the slate of nine Directors proposed by our Nominating Committee to serve until our next annual Stockholders Meeting; and

•                  To ratify the selection of McGladrey & Pullen, LLP to act as our Independent Registered Public Accounting firm.

Consenting Stockholders, each of who is also a Tesoro Director, own a total of 9,915,100shares or approximately 84.8% of our outstanding common stock.  Because the Consenting Stockholders control more than a majority of the voting power, we are not soliciting any proxies.  The written consent will be effective immediately following the adjournment of our Annual Meeting.

Stockholders attending the Annual Meeting may address and as appropriate, vote on any matters that may properly come before the meeting will be discussed.

Who May Vote at the Meeting?

Only Tesoro’s Stockholders of record at the close of business on March 21, 2005 may vote at the meeting.

How Many Shares of Tesoro Common Stock were Outstanding as of the Record Date?

As of March 21, 2005, our Record Date, 11,697,102 shares of our Common Stock were issued and outstanding.  Each share owned entitles the holder to one vote for each one share so held.  A list of our Stockholders entitled to vote is available at our executive offices at 191 Post Road West, Suite 10, Westport, CT 06880.  The telephone number of our executive offices is (203) 221-2770.

How many Shares are needed to constitute a Quorum at the meeting?

Stockholders holding at least a majority of the voting power are necessary to constitute a quorum at the Meeting.  However, the Stockholders present at the Meeting may adjourn the meeting despite the absence of a quorum.

What Vote Is Required to Approve the Proposals?

An affirmative vote of the plurality of the outstanding shares of cast by the Stockholders of record is required to elect Directors to Tesoro’s Board.  An affirmative vote of a majority of the outstanding shares of cast by the Stockholders of record at the Annual Meeting is required to ratify McGladrey & Pullen as Tesoro’s Independent Public Accountants.

When is this Information Statement Being Sent?

This Information Statement is being sent to the Stockholders of record on or about April 15, 2005, which is at least 20 calendar days prior to the earliest date the written consent may be effective.  We expect that the Proposals will be effective on or about May 7, 2005, which is the date of the Annual Meeting.

Why Isn’t Tesoro Required to Solicit Votes for the Proposal?

In order to eliminate the costs and management time involved in holding a special meeting to effect the Proposals as early as possible, our Board of Directors has approved and recommended the Proposals and the Consenting Stockholders have voted by written consent to approve the Proposals.

How Many Shares are Required to Effect the Written Consent?

A minimum of 5,848,552 shares of our Company Stock, which represents a majority in interest of our outstanding Common Stock, as of the Record Date, is required to affect a written consent.  The Consenting Stockholders hold, in the aggregate, 9,915,100 shares of Company Stock or approximately 84.8% of our outstanding Common Stock.  Each of their actual holdings can be found under the heading “Outstanding Voting Stock of Tesoro,” which also describes options and warrants held by our Directors and Executive Officers that have vested.

When Will Each the Proposal Become Effective?

The Proposals will be effective immediately following the adjournment of our 2005 Annual Meeting, which is at least 20 days prior to mailing this Information Statement.  We are mailing this Statement on or about April 15, 2005 and will hold our annual meeting on or about May 7, 2005.

On March 18, 2005, all the members of our Board approved the Proposals and on March 19, 2005, the Consenting Stockholders voted by written consent to approve the Proposals following adjournment of the Annual Meeting.

How Can Stockholders Participate in the Meeting?

Each Stockholder of record as of the Record Date can participate in the Meeting personally or through another person or persons designated to act for such stockholder by proxy.

What Benefits Will Our Directors Receive By Recommending the Proposal?

Since our Directors currently hold approximately 84.8% of Tesoro’s outstanding Company Stock, our Directors can generally approve most stockholder proposals without seeking additional votes from other Tesoro Stockholders.  Nonetheless, our Directors have a fiduciary obligation to vote in our Stockholders’ best interest.

How Will Our Stockholders Know When the Proposal is Effective?

Those Stockholders that attend the Meeting will be notified then of the effectiveness of the Proposals.  Additionally, we will notify our Stockholders of the effective dates of the Proposal described in this Information Statement when we distribute the first Quarterly Report on Form 10-Q following the Annual Meeting.

Who will Pay for the Costs Associated with this Information Statement?

Tesoro will pay all costs associated with distributing this Information Statement, including the costs of printing and mailing.  Tesoro will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our stock.

No additional action is required by our Stockholders in connection with the Proposal.  However, Section 14(c) of the Exchange Act requires the mailing to our Stockholders of the information set forth in this Information Statement at least twenty days prior to the earliest date on which the corporate action may be taken.

OUTSTANDING VOTING STOCK OF TESORO

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of March 21, 2005 for:

•                  Each person who we know beneficially owns more than 5% of our Common Stock;

•                  Each of our Directors and nominees for election to the Board;

•                  Each of the named Executive Directors; and

•                  All of our Directors and Executive Officers as a group.

“Beneficial Ownership” is a technical term broadly defined by the Securities and Exchange Commission to mean more than ownership in the usual sense. For example, you “beneficially” own Common Stock not only if you hold it directly, but also if you hold it indirectly (though a relationship, a position as a director or trustee, or a contract or understanding), or have (or share the power to vote the stock or sell it) the right to acquire it within 60 days. Except as disclosed in the footnotes below, each of the Executive Officers, Directors and Nominees for Directors listed have sole voting and investment power over his or its shares.  As of March 21, 2005, there were 11,697,102 shares of Company Stock issued and outstanding (no shares of Preferred Stock were issued and outstanding) and approximately 224  holders of record.

Name(1)	Current Title	Shares Beneficially Owned		Percent of Class
Henry J. Boucher, Jr.	• Tesoro: Chairman, President, Chief Executive Officer,
	• IWT Tesoro International Ltd.: Director
	• IWT Tesoro Transport, Inc.: President and Director
	• The Tile Club, Inc., President, Director, Secretary	842,267	(2)(3)	7.2%

James R. Edwards(4)(5)(14)	Tesoro: Director	60,500	(6)	*

Joseph A. Equale (7)(14)	Tesoro: Director	12,500		*

Carl G. Anderson, Jr.(5)(7)(14)	Tesoro: Director	85,000	(8)	*

Robert B. Rogers(7)(14)	Tesoro: Director	32,500	(9)	*

Allen G. Rosenberg(4)(14)	Tesoro: Director	5,000	(10)	*

Paul F. Boucher	• Tesoro: Director, Senior Vice President
	• IWT: President, Director
	• IWT Tesoro International Ltd.: Director
	• IWT Tesoro Transport: Director
	• The Tile Club, Inc.: Director	3,096,667	(2)(11)(12)	26.4%

Forrest P. Jordan	• Tesoro: Senior Vice President, Director
	• IWT: Senior Vice President, Treasurer, Secretary, Director
	• IWT Tesoro International Ltd.: Director
	• The Tile Club, Inc.: Director	3,066,667	(2)(11)	26.1%

Grey Perna	• Tesoro: Director, Senior Vice President
	• IWT: Senior Vice President, Director
	• IWT Tesoro International Ltd.: Director
	• The Tile Club: Director	3,068,667	(2)(11)(13)	26.2%

All Current Officers, Directors and Nominees for Director; as a Group (nine persons)		10,277,168		85.2%

*Less than 1%.

(1)                                  The address for each of Tesoro’s Directors, Nominees for Directors and Executive Officers is 191 Post Road West, Suite 10, Westport, CT 06880.

(2)                                  Includes options to purchase up to 66,667 shares at $3.00 per share.

(3)                                  Includes 3,000 shares held in IWT’s 401(k) Plan.

(4)                                  Member of the Compensation Committee.

(5)                                  Member of the Nominating and Governing Committee.

(6)                                  Includes 20,000 incentive stock options, of which (a) 10,000 are vested and which are exercisable at $3.00 per share; and (b) 10,000 options are vested and exercisable at $6.00 per share.  Also includes warrants to purchase up to 7,500 shares at $3.00 per share through January 7, 2008.

(7)                                  Member of the Audit Committee.

(8)                                  Includes 20,000 incentive stock options, of which (a) 10,000 are vested and which are exercisable at $3.00 per share; and (b) 10,000 options are vested and exercisable at $6.00 per share.  Also includes warrants to purchase up to 10,000 shares at $3.00 per share through March 10, 2008.

(9)                                  Includes 10,000 incentive stock options that are currently vested at $6.00 and warrants to purchase 3,500 shares at $7.00 per share.

(10)                            Includes 20,000 incentive stock options, of which (a) 10,000 are vested and which are exercisable at $3.00 per share; and (b) 10,000 options are vested and exercisable at $6.00 per share.

(11)                            IWT’s institutional lender requires that during the term of its loan, Paul Boucher, Grey Perna and Forrest P.  Jordan will not allow their aggregate beneficially ownership interest in Tesoro to be less than 51%.

(12)                            Includes 30,000 shares held by Mr. Boucher’s minor children.

(13)                            Includes 12,000 shares held by Mr. Perna’s wife.

(14)         Includes 5,000 incentive stock options, which are exercisable at $2.55 per share.

PROPOSAL NO. 1:

TO ELECT NINE DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF
STOCKHOLDERS OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED AND QUALIFIED.

Nominees for Directors

Each Director is elected at our Annual Meeting of Stockholders and holds office until the next Annual Meeting, or until their successors are elected and qualified.  Our bylaws permit the Board to fill any vacancy and such Director may serve until the next Annual Meeting of Stockholders.  Executive Officers are elected by the Board of Directors and their terms of office are, except to the extent governed by employment contracts, at the discretion of the Board.  The Executive Officers of the Company devote full time to our business.

All the nominees are currently Tesoro Directors and each has consented to continue serving as Directors, if elected.  Upon electing the proposed slate of Directors, a majority of the Tesoro’s Board will be “independent” within the meaning of the Commission and The NASDAQ Stock Market, Inc. director independence standards as currently in effect.  The Board of Directors has determined that each of the Directors considered as “Outside Directors” have no material relationship with Tesoro or its subsidiaries.

Barring any previous obligations, we expect that that each member of the Board of Directors will attend the Annual Meeting of the Company’s stockholders, thereby providing additional opportunities for stockholder access.

The names and ages, business experience and year in which each nominee was first elected to the Board  are shown below.

Name	Age	Principal Occupation and Business Experience	Year First Elected Director
• Insider Directors

Henry J. Boucher, Jr.	57	• Tesoro’s President since December 2001 and Chairman, Director, and Chief Executive Officer since November 2002.	2001
		• Tesoro’s subsidiaries: IWT Tesoro International (International) Director since 2003, IWT Tesoro Transport President and Director since 2003, and President and Director of The Tile Club since 2004.
		• Principal, Mentus Consulting LLC, a consulting firm since January 2001.

Forrest P. Jordan	57	•Tesoro’s Senior Vice President and Director since 2002 and Chief Financial Officer since 2003.	2002

• Tesoro’s subsidiaries: International Wholesale Tile’s Vice-President, Secretary, Treasurer, Director and Sales Manager since April 1994, International Director since 2003, Transport Director since 2003, The Tile Club Director since 2004.

Paul F. Boucher	46	• Tesoro’s Senior Vice President and Director since 2002.	2002
		• Tesoro’s subsidiaries: President and Director of IWT since 1994, International Director since 2003, The Tile Club Director since 2004.

Grey Perna	48	• Tesoro’s Senior Vice President and Director since 2002.	2002
		• Tesoro’s subsidiaries: Vice President and Director of IWT since 1997, President and Director of International since 2003, Director of The Tile Club since 2004.

• Outside Directors

James R. Edwards	53	• Senior Vice President, General Counsel and Secretary of Wireless Facilities, Inc. (Nasdaq: WFII), a telcommunications services and engineering company, April 2004 to present	2002
		• Senior Legal Counsel, Qualcomm Incorporated, a telecommunications company, from May 2003 to April 2004
		• Vice President, General Counsel and Secretary of Wireless Knowledge, Inc., a telecommunications company from March 2002 to May 2003
		• Vice President, General Counsel, Secretary and Vice President of Finance & Administration for Vapotronics, a medical device company from April 2000 to March 2002.

Carl G. Anderson, Jr.	60	• Vice Chairman and General Manager of Arrow International, Inc. (NMS:ARRO) a $300 million critical care medical device company since 2002.	2002
		• President and CEO of ABC School Supply between 1997 and 2002.

Joseph A. Equale	60	• Managing Partner of Equale & Cirone, LLP, a Connecticut CPA firm founded in 1999.	2004
		• Audit Committee Chair and Board Member of Startech Environmental Corporation (OTCBB:STHK), which provides waste management services.

Robert B. Rogers	69	• Chairman Emeritus of Ewing Marion Kauffman Foundation since March 1999.	2003

Allen G. Rosenberg	57	• Executive Vice President of Market Communications, a direct response agency since November 2004 and from 1979 to January 2004, which he co-founded.	2002
		• Vice President of Marketing for Panolanm Industries, a laminate manufacturing company, between February and October 2004.

Paul Boucher and Henry J. Boucher, Jr. are brothers.

STOCKHOLDER COMMUNICATION WITH OUR BOARD

Stockholders interested in communicating with our Directors may write to the Board of Directors c/o Henry J. Boucher, Jr., IWT Tesoro Corporation 191 Post Road West, Suite 10, Westport, CT 06880. Management will forward all correspondence to the respective Board members, with the exception of commercial solicitations, advertisements or obvious “junk” mail. Concerns relating to accounting, internal controls or auditing matters are to be immediately brought to the attention of our Audit Committee, which will handle such matters with all procedures established by our Audit Committee and our Nominating and Governance Committee.

CORPORATE GOVERNANCE

Code of Ethics

In November 2002, Tesoro’s Board of Directors adopted a Code of Ethics for its executive officers, including its CEO and CFO and other persons performing similar functions.  The Code of Ethics are written standards that are designed to deter wrongdoing and promote

•                  honest and ethical conduct, including the ethical handling of actual and apparent conflicts of interest between personal and professional relationships;

•                  full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other publics made by us;

•                  our complying with applicable governmental laws, rules and regulations;

•                  our prompt internal reporting of violations of the code to appropriate persons; and

•                  accountability for adhering to the code.

In January 2005, the Code of Ethics was also incorporated into IWT’s Employee Handbook, which was distributed to all employees. All new employees receive the Employee Handbook upon being hired.

In March 2003, our Board has also adopted “Principles of Corporate Governance,” the full text of which can be found on our website at www.iwttesoro.com.  These principles include the standards for our Board and management, which, include other things:

• Requires an ethical Board, Chief Executive Officer and management;

• Sets forth our Directors’ and committee members’ qualification standards and responsibilities;

• Describes our management’s responsibilities to new Board members;

• Enumerates the guidelines for our Board’s compensation;

• Provide for access to our management and independent advisors; and

• Address succession planning for senior management.

A COPY OF THE CODE OF ETHICS IS AVAILABLE ON TESORO’S WEBSITE AT www.iwttesoro.com.  We will also provide, at no charge, a copy of its Code of Ethics, which can be obtained by contacting Investor Relations, IWT Tesoro Corporation, 191 Post Road West, Suite 10, Westport, CT  06880, or call (203) 221-2770

BOARD AND COMMITTEE MEETINGS

Board Meetings

During fiscal year 2004, the Board of Directors held four meetings and all Directors attended at least 75% of all meetings.  Our policy is to expect each of our Board members or nominees to attend each of our Annual Stockholders Meetings, barring any reasonable conflicts.  Seven of our nine Directors (each of whom was also a nominee) attended our 2004 Annual Stockholders Meeting held on June 19, 2004.

Standing Committees

In 2002, our Board formed an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. In January 2003, upon the recommendation of each of the Committees, our Board adopted separate charters for our Audit Committee, our Compensation Committee and our Nominating and Governance Committee.  Copies of each of the standing committee charters are available on our website at www.iwttesoro.com.  All members of our standing committees are “independent”, as we described above.

Audit Committee

As of the date of this Information Statement, our Audit Committee members are Joe Equale, Chair, Carl Anderson, and Bob Rogers.  During fiscal 2004, the Audit Committee held ten meetings.

Each of the members of the Audit Committee possess the required level of financial literacy and currently, each member of the Committee meets the current standards of requisite financial management expertise required by applicable rules and regulations.  The Audit Committee was established according to the definition of “audit committee” as described in the Exchange Act.  None of the members of the Audit Committee have any relationship to Tesoro or any of its subsidiaries or affiliates that may interfere with the exercise of their independence from management and the Company.

The Committee’s Chair, Joe Equale, Managing Partner of the CPA firm of Equale & Cirone, LLP, and President and member of the Board of Governors of the Connecticut Society of CPAs, meets the current standards of the “audit committee financial expert” required by applicable rules and regulations.

The Committee assists the Board of Directors in fulfilling its oversight responsibility relating to (i) the integrity of Tesoro’s financial statements, the financial reporting process, and the systems of internal accounting and financial controls; (ii) the performance of Tesoro’s internal audit function; (iii) the appointment, engagement and performance of the Independent Public Accountants and the evaluation of their qualifications and independence; and (iv) Tesoro’s compliance with ethics and confidential information, policies and legal and regulatory requirements, including Tesoro’s disclosure controls and procedures.  Additionally, the Committee, consistent with the Sarbanes-Oxley Act of 2002 and the related rules, as amended, meets with management and the auditors prior to the filing of the Officers’ certification with the SEC to receive information concerning, among other things, significant deficiencies in the design or operation of internal controls. The Independent Public Accountants report directly to the Audit Committee.

The Audit Committee acts in accordance with a written charter adopted by the Board of Directors. The Committee reviews this charter annually.  Its Report for 2004 follows the descriptions of Tesoro’s committees.

Compensation Committee

The current Compensation Committee members are Jim Edwards, Chairman, and Allen Rosenberg, and two meetings were held in 2004.

The purpose of the Committee is discharge the Board’s responsibilities relating to (1) compensating our executives, (2) approving and evaluating our equity-based compensation plans, including our Stock Incentive Plan, and (3) making arrangements with executives Officers relating to their employment relationships.

The Committee is also responsible for producing an annual report on executive compensation, which is included in this Information Statement, as well as assisting in the preparation of certain information to be included in other periodic reports filed with the SEC.

The Compensation Committee has overall responsibility for approving and evaluating our executive officer compensation plans, policies and programs.  In addition, the Committee oversees, views and approves all of our ERISA and other employee plans.

Nominating and Governance Committee

The current members of our Nominating and Governance Committee include Carl Anderson, Chairman and Jim Edwards and three meetings of the Committee were held during 2004.

The Committee is charged with reviewing the appropriate skills and characteristics required of Directors in the context of the then current make-up of the Board. Its assessment generally includes issues of judgment, diversity, age and skills (such as understanding of relevant technologies, business background, etc.) in the context of an assessment of the perceived needs of the Board at that time. The Committee makes an annual report of its findings to our Board.  It also develops and recommends to the Board a set of Corporate Governance guidelines.

The Committee is responsible for selecting individuals who stand for election to our Board of Directors and to consider all reasonable comments from our stockholders regarding proposed nominees for Directors, as well as nominations for Board members recommended by Stockholders.

The Board has adopted the following series of minimum qualifications and specific qualities and skills for the Company’s directors, which will serve as the basis upon which potential director the Nominating Committee evaluates candidates:

•                  Integrity;

•                  Commitment to devoting necessary time and attention to his or her duties to the Corporation;

•                  Independence;

•                  Business experience;

•                  Specialized skills or experience;

•                  Diversity of background and experience (including race, ethnicity, international, gender and age);

•                  Possible conflicts of interest; and

•                  Other criteria appropriate to the character of the expertise or other director characteristic needed on the Board in any specific situation.

This Committee considers recommendations for Board candidates submitted by stockholders using the same criteria it applies to recommendations from directors and members of management. Subject to limitations our Amended and Restated Certificate of Incorporation, Amended and Restated By-Laws and applicable law, stockholders may submit recommendations by writing to this Committee in care of IWT Tesoro Corporation, to the attention of the Corporate Secretary at 191 Post Road West, Suite 10, Westport, CT 06880.

To be considered by the Nominating and Corporate Governance Committee for the 2005 annual meeting, recommendations for nominees must comply with the notice requirements.  The notice shall contain the following information:

•                  The name of the nominating stockholders and the address, phone number and  e-mail  address  at  which  the  nominating  stockholders  can be contacted.

•                  Evidence of  the  number  of  the Company’s Common Stock held by the nominating  stockholders,  a statement  of  how  long  the nominating stockholder has  held  those  shares,  and  a  statement  that  the nominating  stockholders  will  continue to hold those shares at least through  our  next  annual  meeting  of  stockholders.

•                  The candidate’s full name, together with the address, phone number and e-mail  address  at  which  the  candidate  can  be  contacted.

•                  A statement of the candidate’s qualifications and experiences, and any other  qualities  that  the  nominating stockholders believe that the candidate  would  bring  to  the  Board.

•                  A  description  of all arrangements or understandings, if any, between the  stockholders  and  the  candidate and any other person or persons with  respect  to  the  candidate’s  proposed  service  on  the Board.

•                  The  candidate’s  resume,  which  must include at a minimum a detailed description  of  the  candidate’s  business,  professional  or  other appropriate  experience for a least the last ten (10) years, a list of other  boards  of directors of public companies on which the candidate currently  serves  or  on  which he or she served in the last ten years,  and  undergraduate  and post-graduate educational information.

•                  A  written  statement, signed by the candidate, agreeing that if he or she  is selected by the Committee and the board, he or she will (i) be a  nominee  for  election  to  the board, (ii) provide all information necessary  for  us  to include in our information statement or proxy statement under applicable SEC  or  OTCBB rules,  and  (iii)  serve as a director if he or she is elected  by  stockholders.

•                  Any  additional  information that the nominating stockholders believe is  relevant  to  the  Committee’s  consideration  of  the  candidate.

The Nominating Committee did not receive any recommendations from stockholders regarding candidates to serve on the Board for the 2005 Annual Stockholder Meeting.

AUDIT COMMITTEE REPORT

The role of the Audit Committee is to oversee Management’s preparation, presentation and integrity of its financial statements. Management is also responsible for our accounting and financial reporting principles and internal controls and procedures designed to assure that it is complying with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing Tesoro’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.  The purpose of the Audit Committee is to monitor these activities.

The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s systems of internal control, and the overall quality of the Company’s financial reporting. The Audit Committee reviewed the Company’s internal controls with the Company’s independent auditors and, consistent with Section 302 of the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, met with management and the auditors prior to the filing of officers’ certifications required by that statute to receive any information concerning (a) significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. Audit Committee members are not employees of the Company and may not be, and may not represent themselves to be, or to serve as, accountants or auditors by profession. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent auditors.

In performing its oversight function, the Audit Committee has considered and discussed the audited financial statements and unaudited quarterly financial statements with management and the independent auditors, including a discussion of the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) as currently in effect. The Committee has received the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, currently in effect, and has discussed with the auditors the auditors’ independence from Tesoro and its management, and reviewed and approved the compatibility of non-audit services provided by the independent accountants and approved the fees paid to them for the 2004 fiscal year.  These fees are listed below under Proposal No. 2 – To Ratify McGladrey & Pullen as Tesoro’s Independent Public Accountants.

The Audit Committee has adopted a policy regarding the pre-approval of audit and permitted non-audit services to be performed by Tesoro’s independent registered public accounting firm, McGladrey & Pullen, LLP.  The Audit Committee will, on an annual basis, consider and, if appropriate, approve the provision of audit and non-audit services provided by McGladrey.  Thereafter, the Audit Committee will, as necessary, consider and, if appropriate, approve the provision of additional audit and non-audit services by McGladrey, which are not encompassed by the Audit Committee’s annual pre-approval and are not prohibited by law.  The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve, on a case-by-case basis, non-audit services to be performed by McGladrey that are not encompassed by the Audit Committee’s pre-approval and not prohibited by law, provided that the Chair shall report any decisions to pre-approve such services to the Audit Committee at its next regular meeting.  None of the engagements pre-approved by the Audit Committee during 2004 made use of the de minimus exception to pre-approval contained in the applicable rules of the Securities and Exchange Commission.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 to be filed with the Securities and Exchange Commission. The Committee has also recommended to the Company’s shareholders to appoint McGladrey & Pullen LLP as Tesoro’s Independent Registered Public Accounting Firm (auditors) for the 2005 fiscal year and to ratify them as Tesoro’s independent auditors for 2004.

Joseph A. Equale, Chairman

Carl G. Anderson Jr.

Robert Rogers

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our Executive Officers, Directors and 10% Shareholders to file reports regarding initial ownership and changes in ownership with the SEC. Executive Officers, Directors, and 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Our information regarding compliance with Section 16 is based solely on a review of the copies of such reports furnished to us by our Executive Officers, Directors and 10% shareholders. These forms include (i) Form 3, which is the Initial Statement of Beneficial Ownership of Securities, (ii) Form 4, which is a Statement of Changes in Beneficial Ownership, and (iii) Form 5, which is an Annual Statement of Changes in Beneficial Ownership.

Based on information provided to the Company, all required filings for fiscal year 2004 have been made.

EXECUTIVE COMPENSATION

The information described in our discussion concerning “Executive Officers” includes Henry J. Boucher, Jr., Paul Boucher, Forrest Jordan and Grey Perna. Prior to November 2002, no individual held the title of Chief Executive Officer, however Henry J. Boucher, Jr. has acted in that capacity since December 2001.

Summary Compensation Table

							Long-Term Compensation
							Awards			Payouts
		Annual Compensation					Restricted	Securities
					Other Annual		Stock	Underlying		LTP
				Bonus	Compensation		Awards	Options/		Payouts	All Other
Name and Principal Position	Year	Salary		($)	($)		($)	SARs(A)		($)	Compensation

Henry J. Boucher, Jr.,	2004	240,000			$18,292	(4)	—	33,334	(1)	0
Chairman, Director, President,	2003	240,000		$25,000	$18,000	(5)	—	66,667	(2)	0	0
Chief Executive Officer(1)	2002	120,000		0	—		—			—	—

Paul F. Boucher,
Director, Senior Vice President,	2004	263,066			$37,719	(6)	—	33,334	(1)	0
President, International	2003	263,066		$25,000	$40,150	(7)	—	66,667	(2)	0	—
Wholesale Tile	2002	237,067	(3)	0	$57,653	(8)	—	—		0	621,340	(8)

Forrest Jordan,
Director, Senior Vice
President, Vice President,	2004	253,067			43,407	(9)	—	33,334	(1)	0
Treasurer and Secretary,	2003	253,067		25,000	42,374	(10)	—	66,667	(2)	0	—
International Wholesale Tile	2002	237,067	(3)	0	49,000	(11)	—			0	621,340	(8)

Grey Perna,
Director, Senior Vice President,	2004	253,067			46,258	(12)	—	33,334	(1)	0
Vice President, International	2003	253,067		25,000	49,558	(13)	—	66,667	(2)	0	—
Wholesale Tile	2002	237,067	(3)	0	51,883	(14)	—	—		0	621,340	(8)

(1)                                  These represent incentive stock options grated on December 18th, 2004 pursuant to our Stock incentive Plan. The options are for ten years and have an exercise price of $2.48 per share. Twenty percent of the options will vest on the first anniversary of the grant date and an additional 20% will vest thereafter on each anniversary date thereafter, subject to forfeiture in the event that Tesoro no longer employs the executive.  ..

(2)                                  These represent incentive stock options granted as of November 23, 2002 pursuant to our Stock Incentive Plan. The options are for ten years and have an exercise price of $3.00 per share. The options vest as follows: (a) 33% at such time as our Common Stock begins trading on the OTCBB (or equivalent), (b) 33% at such time as Tesoro attains no less than a $50.0 million market cap for ten consecutive trading days, and (c) 34% when Tesoro achieves its 2003 revenue and profit targets, as approved by Tesoro’s Board of Directors. Of the options granted, 66,667 were vested and the remaining 33,333 have been cancelled.

(3)                                  Of the annual salary, $63,250 represents salary for the last quarter of 2002 following our acquisition of IWT effective October 1, 2002.

(4)                                  Includes an automobile allowance of $18,000 and an automobile fringe benefit of $292.

(5)                                  Includes an automobile allowance of $18,000.

(6)                                  Includes an automobile allowance of $10,372, an automobile fringe benefit of $2,030 and payment of $25,317 for an Executive Life Insurance policy with his spouse as beneficiary.

(7)                                  Includes an automobile allowance of $12,914, an automobile fringe benefit of $1,919 and payment of $25,317 for an Executive Life Insurance policy with his spouse as beneficiary.

(8)                                  Includes an automobile allowance of $10,500 (of which $4,500 was paid in last quarter of 2002 following the IWT acquisition), $2,055 for automobile fringe benefits (paid prior to the IWT acquisition), $2,885 for additional health benefits (paid prior to the IWT acquisition), and payment of $42,213 for an Executive Life Insurance policy with his spouse as beneficiary (of which $6,329 was paid following the IWT acquisition).

(9)                                  Includes an automobile allowance of $7,415, automobile fringe benefits of $2,382 and payment of $33,610 for an Executive Life Insurance policy with his spouse as beneficiary.

(10)                            Includes an automobile allowance of $7,413, automobile fringe benefits of $1,351 and payment of $33,610 for an Executive Life Insurance policy with his spouse as beneficiary.

(11)                            Includes an automobile allowance of $6,785 (of which $4,500 was paid in last quarter of 2002 following the IWT acquisition) and payment of $42,215 for an Executive Life Insurance policy with his spouse as beneficiary (of which $8,402 was paid following the IWT acquisition).

(12)                            Includes an automobile allowance of $9,552, an automobile fringe benefit of $6,650 and payment of $30,056 with his spouse as beneficiary.

(13)                            Includes an automobile allowance of $9,551, an automobile fringe benefit of $9,949 and payment of $30,058 with his spouse as beneficiary.

(14)                            Includes an automobile allowance of $7,739 (of which $4,500 was paid in last quarter of 2002 following the IWT acquisition), $1,936 for additional health benefits and payment of $42,208 of an Executive Life Insurance policy with his spouse as beneficiary (of which $7,514 was paid following the IWT acquisition).

Option/SAR Grants in Last Fiscal Year

Individual Grants					Potential Realizable value at assumed annual rates of stock price appreciation for option term
Name	# of securities underlying Options/SARs Granted (#)	% of total options/SARs granted to employees in fiscal year	Exercise or Base price ($/Sh)	Expiration date	5%	10%
Henry J. Boucher, Jr.	33,333	25%	$ 3.00	12/30/14	$164,016	$268,464
Paul F. Boucher	33,333	25%	$ 3.00	12/30/14	$164,016	$268,464
Forrest Jordan	33,333	25%	$ 3.00	12/30/14	$164,016	$268,464
Grey Perna	33,333	25%	$ 3.00	12/30/14	$164,016	$268,464

Options to purchase 32,750 were granted to other employees during the fiscal year ended December 31, 2004. 5,000 options were issued at $6.00 per share and 27,750 were issued at $2.80 per share. Of the total number of options granted to employees, 1,000 vested on January 27th, 2005. None of the options were in-the-money at December 31, 2004.  Options to purchase up to 10,000 shares were granted to each of our five independent directors, 5,000 of which vested on January 10, 2004 and five thousand of which vested on January 10, 2005.  Of the total number of options granted, 25,000 vested through the end of 2004 and 20,000 vested on January 10, 2005.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

No options were exercised in 2004 by any person, including any of the four named executives, each of whom hold options to acquire up to 100,000 shares ranging from $3.00 per share to $2.48 per share.  None of the options were in-the-money at December 31, 2004.

	Shares		Number of Securities Underlying Unexercised Options/SARs at Fiscal year end	Value of Unexercised In-the-money Options/SARs at Fiscal year end (1)
	Acquired on		Exercisable/	Exercisabble/
Name	Exercise	Value Realized	Unexercisable	Unexercisable
Henry J. Boucher, Jr.	-0-	-0-	100,000/33,334	0/0
Paul F. Boucher	-0-	-0-	100,000/33,334	0/0
Forrest Jordan	-0-	-0-	100,000/33,334	0/0
Grey Perna	-0-	-0-	100,000/33.334	0/0

(1)                                  At December 31, 2004, none of the options held by the Named Executive Officers were in-the-money.

The Company sponsors a 401(k) plan known as the International Wholesale Tile 401(k) Profit Sharing Plan & Trust.  The Profit Sharing Plan provides tax deferred salary deductions for eligible employees.  Employees may contribute from 1% to 12% of their annual compensation to the Plan, limited to an annual maximum amount as set periodically by the Internal Revenue Service.  The Company provides matching contributions equal to 100% of the employee’s contributions up to a maximum of 3% of eligible pay.  The contribution expense related to the Plan amounted to $120,492and $76,249 for the years ended December 31, 2004 and 2003 respectively.

Tesoro Stock Incentive Plan.

In 2001, the then Director and Stockholder recommended and approved the 2001 Tesoro Stock Incentive Plan (the “Plan”).  Below is a summary of the Plan:

Under the Plan, we may grant “non-qualified” and incentive stock options to purchase, as well as restricted stock (Awards). The aggregate maximum number of shares for which Awards may be issued under the Plan is 4.0 million shares.

Our Compensation Committee currently controls and manages the Plan’s operation and administration. The Committee has discretion to:

•                  Determine the types, terms and conditions of all Awards, including exercise price or purchase price (if any), performance goals, and other earn-out and/or vesting contingencies and acceleration provisions,

•                  Adopt, alter or repeal administrative rules, guidelines and practices (including special guidelines for non-U.S. employees),

•                  Delegate administrative responsibilities,

•                  Construe and interpret the Plan’s terms and any agreements evidencing Awards granted.

Our Board has authority to grant stock options to Non-Employee Directors according to the Plan. All awards are subject to the terms of a written agreement between the participant and us.

In January 2004, all the shares underlying the Plan were registered and those shares already issued were registered for resale, pursuant to a Form S-8.

Through December 31, 2004, 656,082 options were granted, of which 138,333 have expired and 331,667 were vested.  These options have exercise prices ranging from $2.48 to $6.00 per share and are exercisable for periods between five to ten years.  Additionally, 134,900 restricted shares were issued under the Plan.

Directors’ Compensation

Currently, Outside Board Members receive the following:

•                  10,000 shares upon accepting the Board appointment;

•                  A stipend of $500 per Director per meeting attended;

•                  A stipend of $500 per Director per committee meeting attended (with the exception of the Chair of the Audit Committee, who will receive a stipend of $1,000 per meeting);

•                  Reimbursement of out of pocket expenses incurred by each Director in order to attend a meeting (spouse costs included for annual stockholder/ Board meeting only); and

•                  10,000 options to acquire shares of common stock at the fair market value per each full calendar year of service, of which 50% vest on the grant date and the remaining 50% vest on the anniversary of the grant date, providing that the Director is still serving in that capacity.

Insider Directors do not receive any compensation for their services as such.

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee has ever been an executive officer or employee of Tesoro or any of its subsidiaries.  None of our executive officers currently serve, or has served during the last completed fiscal year, on any Standing Committee or as board of directors of any other entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

General Compensation Policy.

The Compensation Committee administers the Corporation’s executive compensation program, which is intended to provide incentives to executive officers to achieve both current and long-term strategic management goals of the Corporation, with the ultimate objective of achieving a superior return on the shareholders’ investment.  To this end, the program is comprised of cash and equity-based components, which recognize performance as measured against the Corporation’s annual and long-term goals as well as performance evaluated in comparison to industry peers.

Equity-based compensation, including the Stock Incentive Plan, encourages ownership and retention of the Corporation’s common stock by key employees, assuring that they have a meaningful stake in the Corporation’s continued success and thereby aligning the interests of these employees and shareholders.

The executive compensation program is designed to assist the Corporation in achieving its business objectives by: maintaining a competitive compensation program to attract and retain qualified executives; providing performance-based incentive compensation that is directly related to the Corporation’s financial performance and individual contributions to that performance; and linking compensation to factors which affect short-term and long-term stock performance.

The manner in which the Committee establishes the compensation and incentives of each of Tesoro’s executive officers listed in the Summary Compensation Table is described below.

Cash Compensation.

The Compensation Committee determined the annual cash compensation paid to the Corporation’s executive officers for 2004, consisting of salary and incentive compensation.  The salaries paid to the executive officers named in the Summary Compensation Table for 2004 are shown in the “Salary” column of that Table. These salaries were subjectively determined after consideration of the executive officer’s individual responsibilities, performance, experience, the chief executive officer’s evaluation of the other executive officers, a review of several measurements of the Corporation’s short-term and long-term financial results compared with industry peers, and other factors such as budgetary considerations and inflation rates.

The incentive compensation in the form of stock option were granted and vested pursuant to the Stock Incentive Plan, which incorporates modern incentive plan techniques and executive retention features for the purpose of closely aligning the interests of executives with those of shareholders.  Typically, the Committee may assign to certain or all executive officers a target bonus.  The participant’s incentive compensation is based on accomplishment of specific performance levels set forth in stock option or incentive agreements.

On November 23, 2002, the Committee granted incentive stock options pursuant to the Plan to purchase up to 100,000 shares at $3.00 per to each of the four executive officers. The options are for ten years and have an exercise price is $3.00 per share. The options vested as follows: (a) 33% at such time as our Common Stock begins trading on the OTCBB (or equivalent), (b) 33% at such time as Tesoro attains no less than a $50.0 million market cap for ten consecutive trading days, and (c) 34% when Tesoro achieves its 2003 revenue and profit targets, as approved by Tesoro’s Board of Directors. Of the three criteria, all four executive officers achieved (a) and (b), but not (c).  As such, options to purchase up to 66,667 shares vested on December 31, 2003 to each of the executive officers.

On December 18, 2004, the Committee also granted 33,333 options to each of the four executive officers at an exercise price of $3.00 per share.  Twenty percent of the options will vest on the first anniversary of the grant date and an additional 20% will vest thereafter on each anniversary date thereafter, subject to forfeiture in the event that Tesoro no longer employs the executive.  .

Other Compensation.

The executive officers are also covered by medical plans that are generally applicable to full-time employees of the Corporation and its subsidiaries.  They also receive automobile allowances and payment of life insurance policies.

The above report is submitted by:

James Edwards, Chairman

Allen Rosenberg

Employment and Consulting Agreements

Henry J. Boucher, Jr.    On December 29, 2001, Tesoro entered into an employment agreement with Henry to serve as Tesoro’s President. In consideration for his services, and under the terms of his employment agreement, Henry receives an annual salary of $120,000. He had signed a Salary Deferral Agreement that was later terminated by Tesoro’s Board, with Henry abstaining. All his deferred salary was paid to Henry Boucher in December 2002. He also receives a monthly car allowance of $1,500. Henry Boucher’s employment may be terminated for cause at any time and within 30 days without cause. He is subject to non-disclosure and non-compete provisions.

On March 27, 2003, the Board of Directors voted to increase the term of Henry Boucher’s employment agreement from one year to three years and to increase his salary to $240,000 per year at such time as the registration statement of which this prospectus is a part is effective. At that time, the salary will be retroactive as of January 1, 2003. At the same time, the Board also voted to issue Mr. Boucher a $25,000 bonus for 2002.

Forrest Jordan.    Effective October 2, 2002, IWT entered into an employment agreement with Forrest for one year, renewed automatically unless terminated by IWT not less than ninety days prior to the expiration of the term. In consideration for his services, Forrest Jordan receives a salary of $253,000 per year. He also receives a monthly car allowance of $1,500. Forrest Jordan also receives a life insurance policy whose beneficiary is his family and such other compensation as determined by the Compensation Committee. He is subject to non-disclosure and non-compete provisions. On March 27, 2003, the Board of Directors voted to increase the term of his employment agreement from one year to three years and to issue Forrest Jordan a $25,000 bonus for 2002.

Paul F. Boucher.    Paul Boucher’s employment agreement is substantially the same as that of Forrest Jordan’s, with the exception that he receives an annual salary of $263,000. On March 27, 2003, the Board of Directors voted to increase the term of his employment agreement from one year to three years and to issue Paul Boucher a $25,000 bonus for 2002.

Grey Perna.    Grey Perna’s employment agreement is substantially the same as that of Forrest Jordan’s. On March 27, 2003, the Board of Directors voted to increase the term of his employment agreement from one year to three years and to issue Grey Perna a $25,000 bonus for 2002.

PERFORMANCE GRAPH

COMPARE CUMULATIVE TOTAL RETURN
AMONG IWT TESORO CORPORATION
NASDAQ MARKET INDEX AND COREDATA GROUP INDEX

ASSUMES $100 INVESTED ON DEC. 23,
2003
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DEC. 31, 2004

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Each of the three principal stockholders of the Company, Forrest P. Jordan, Grey Perna and Paul F. Boucher as payees, hold promissory notes from IWT in the principal amounts of$ 88,712, $119.975 and $129,975, respectively, for a total of $338,662.  The notes bear interest at 10% per year and are due on or before December 31, 2025.  In connection with our credit facility for $25.0 million, Forrest, Grey and Paul have each entered into a subordination agreement with the lender that provides that each of these obligations are subordinated to that of the lender and these obligations have also been assigned to the lender as security for our obligations to the lender.

What is Our Board of Directors’ Recommendation?

OUR BOARD OF DIRECTORS HAS NOMINATED THE SLATE OF DIRECTORS TO TESORO’S BOARD AND HAS RECOMMENDED A VOTE “FOR” ELECTING NINE DIRECTORS TO SERVE UNTIL TESORO’S NEXT ANNUAL MEETING OF ITS STOCKHOLDERS OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED AND QUALIFIED.

PROPOSAL NO. 2

TO RATIFY APPOINTING MCGLADREY & PULLEN LLP

AS OUR REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

The Proposal

Our Audit Committee and Board of Directors have both selected McGladrey & Pullen LLP to serve as our Independent Registered Public Accounting Firm for the fiscal years ending December 31, 2005 and recommends that our Shareholders vote to ratify their appointment.  Our Audit Committee also selected McGladrey as Tesoro’s Registered Independent Public Accounting firm for fiscal 2004 and recommend that our Stockholders ratify their appointment.

We expect that representatives of McGladrey will be present at our Stockholders’ Meeting.  They will have the opportunity to make a statement if so desires; and are expected to be available to respond to any appropriate questions.

Changes in Independent Public Accountants.

• Resignation of Kantor, Sewell & Oppenheimer, PA. (KSO) in September 2004.

Effective September 13, 2004, Kantor, Sewell & Oppenheimer, PA resigned as our independent public accountant.  The decision to accept KSO’s resignation was made by Tesoro’s audit committee.  KSO’s resignation followed filing of our quarterly report on Form 10-Q for the quarter ended June 30, 2004.  Effective December 1, 2003, our then independent accountants, Sewell and Company, PA, of Hollywood, Florida was replaced by KSO, the successor firm to Sewell and Company, which was recommended and approved by our Audit Committee.  Their decision was based upon KSO becoming the successor firm pursuant to the merger of Sewell with Kantor and Oppenheimer.

KSO maintains the same facilities as Sewell and Company and is a Florida SEC qualified accounting firm.  Sewell reported on and audited the financial statements prepared by the Registrant for the period commencing September 20, 2000 through September 30, 2003.  The recommendation by Tesoro’s Audit Committee was based upon KSO becoming the successor firm pursuant to the merger of Sewell with Kantor and Oppenheimer.

For the fiscal years ended December 31, 2003 and December 31, 2002 and through the date of KSO’s, there were no disagreements with KSO or its predecessor, Sewell & Company, P.A. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to KSO’s satisfaction, would have caused it to make references thereto in its report on Tesoro’s financial statements as of and for the fiscal years ended December 31, 2003 and December 31, 2002.  Additionally, none of their reports for these periods contained an adverse opinion or a disclaimer of opinion, nor were qualified or modified as to uncertainty, audit scope, or accounting principles.

• Appointment of McGladrey & Pullen, LLP (McGladrey) in September 2004.

We appointed McGladrey & Pullen, LLP as our independent registered public accounting firm on September 10, 2004.  Tesoro’s audit committee approved retaining McGladrey as Tesoro’s new independent public accountants.

During the fiscal years ended December 31, 2003 and December 31, 2002 and the subsequent interim period prior to McGladrey’s engagement, Tesoro has not engaged McGladrey as either the principal accountant to audit Tesoro’s financial statements, or as an independent public accountant to audit any of Tesoro’s significant subsidiaries and on whom McGladrey is expected to express reliance in its report.  Additionally, neither Tesoro nor someone on its behalf consulted with McGladrey regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit option that might be rendered on Tesoro’s financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable item during Tesoro’s two most recent fiscal years or any subsequent interim period.

Audit Fees

For purposes of the following disclosure, fees paid to KSO and its predecessor Sewell have been combined and noted only as KSO.

The aggregate fees for professional services rendered by KSO for its quarter reviews from January 1, 2004 through September 13, 2004 and for the fiscal year ended December 2003 was $72,250 and for tax preparation was $4,450, for a total of $76,700.

McGladrey was our principal accountant and reported on and audited the financial statements prepared by us for the period commencing September 10, 2004 and for the fiscal year ended 2004.  Total audit fees for audit services rendered during 2004 were $245,412, which includes the review of the financial information included in our Form 10Q for the period ended September 30, 2004.

KSO was our principal accountant and reported on and audited the financial statements prepared by Tesoro for the fiscal year 2003 and continuing through September 14, 2004.  Total fees paid to KSO and Sewell for audit services rendered during 2004 and 2003 were $72,250 and $175,325 and, respectively and tax preparation for 2004 through September 14, 2004 and for 2003 was $4,450 and $6,500, respectively.  These amounts total $76,700 and $178,825, respectively.

Audit-Related Fees

Fees for audit-related services provided by McGladrey for 2004 was $0.

Fees paid to KSO for audit-related services rendered for 2004 and 2003 were $0 and $0, respectively.

Tax Fees.

Fees for tax services provided by McGladrey in 2004 was $0.

Fees paid to KSO for tax services rendered through September 14, 2004 and for 2004 were $4,450 and $6,550, respectively. These fees related primarily to preparing federal and state tax returns and other tax consulting services.

All Other Fees.

Fees for all other services rendered by McGladrey from September 14 through December 31, 2004 was $0.

Total fees paid to KSO all other services rendered through September 14, 2004 and during 2003 were $12,000 and $6,386, primarily related to business review of controls surrounding systems implementation, audit committee meetings and other similar services.

Audit Committee Pre-Approval Policies and Procedures

Our Audit Committee has considered whether the provision of the above described services is compatible with maintaining with both McGladrey’s and KSO’s independence for the periods described and believes the providing services is not incompatible with maintaining such independence.  Our Audit Committee has approved all fees described above.  Additionally, the Audit Committee has approved appointing McGladrey as our independent auditors for fiscal year 2004 according to the Audit Committee’s pre-approval policies and procedures.

Financial Information Systems Design and Implementation Fees

The Company has not engaged either KSO or McGladrey to provide advice to the Company regarding financial information systems design and implementation.

THE AUDIT COMMITTEE AND OUR BOARD OF DIRECTORS RECOMMEND THAT YOU VOTE
“FOR” RATIFYING THE SELECTION OF MCGLADREY & PULLEN LLP FOR THE FISCAL YEAR
ENDED 2004 AND FOR 2005 AS OUR INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

MARKET FOR OUR COMMON STOCK

Our common stock has been trading on the Over The Counter Bulletin Board under the symbol IWTT.

DIVIDEND POLICY

We have not declared or paid cash dividends or made distributions in the past and we do not anticipate that we will pay cash dividends or make distributions in the near future.  We currently intend to retain and reinvest future earnings, if any, to finance our operations.

STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

Proposals that stockholders intend to present at the next Annual Meeting of Stockholders must comply with Rule 14a-8 of the Securities and Exchange Commission issued under the Securities Exchange Act of 1934 and must be received at the principal executive offices of the Company, 191 Post Road West, Suite 10, Westport, CT  06880 not later than January 6, 2006, which is 120 days prior to the date of the first anniversary of our 2005 Stockholders Meeting.

MISCELLANEOUS

Tesoro requests brokers, custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of Company Stock and Tesoro will reimburse such holders for their reasonable expenses in connection therewith.  Additional copies of this Information Statement may be obtained at no charge from the Exchange Agent by writing to it at the following address: Florida Atlantic Stock Transfer Corp., 7310 Nob Hill Road, Tamarac, Florida 33321.

“HOUSEHOLDING” OF PROXY MATERIALS

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy or information statements and annual reports with respect to two or more stockholders sharing the same address by delivering a statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Although we do not household for our registered stockholders, some brokers household Tesoro proxy or information statement materials and annual reports, delivering a single information or proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. We will deliver promptly upon written or oral request a separate copy of our annual report and/or proxy statement to a stockholder at a shared address to which a single copy of either document was delivered. For copies of either or both documents, stockholders should write to Investor Relations, IWT Tesoro Corporation, 191 Post Road West, Suite 10, Westport, CT  06880, or call (203) 221-2770.

OTHER INFORMATION

We have incorporated by reference a copy of our Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2004, filed April 15, 2005, copies of our Audit Committee Charter, as amended by the Board of Directors on January 23, 2003, copies of our Nominating and Governance Committee and Compensation Committee Charters (adopted by our Board of Directors on January 23, 2003) with this Information Statement to all Stockholders of record on the Record Date.  A copy of our Annual Report on Form 10-K is being mailed concurrently with this Information.  You may also obtain a copy of our Annual Report and all other reports electronically filed by us via the Internet, by accessing the Securities and Exchange Commission’s EDGAR website at www.sec.gov/edaux/searches.html.

By Order Of the Board of Directors

/s/ Henry J. Boucher, Jr.

HENRY J. BOUCHER, JR.
President

Westport, Connecticut

April 15, 2005